EXHIBIT 99.02

MONTHLY CERTIFICATEHOLDERS’ STATEMENT

BANK ONE, DELAWARE, NATIONAL ASSOCIATION

(Formerly FIRST USA BANK, NATIONAL ASSOCIATION)

FIRST USA CREDIT CARD MASTER TRUST, SERIES 1996-4

Monthly Period:	10/1/03 to 10/31/03
Distribution Date:	11/10/03
Transfer Date:	11/7/03

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the “Pooling and Servicing Agreement”) by and between Bank One, Delaware, National Association, (the “Bank”) and The Bank of New York (Delaware), as trustee (the “Trustee”) the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the “Trust”) during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1996-4 Certificate (a “Certificate”). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders’ Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.	Information Regarding the Current Monthly Distribution.

	1.	The total amount of the distribution to Certificateholders on the Distribution Date per $1,000 original certificate principal amount $1,000 original certificate principal amount
			Class A	$1.12806
			Class B	$1.28306
			CIA Inv. Amt.	$2.12692

			Total (Weighted Avg.)	$1.23457

	2.	The amount of the distribution set forth in paragraph 1 above in respect of interest on the Certificates, per $1,000 original certificate principal amount
			Class A	$1.12806
			Class B	$1.28306
			CIA Inv. Amt.	$2.12692

			Total (Weighted Avg.)	$1.23457

MONTHLY CERTIFICATEHOLDERS’ STATEMENT	Series 1996-4

	3.	The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per $1,000 original certificate principal amount
				Class A	$0.00000
				Class B	$0.00000
				CIA Inv. Amt.	$0.00000

				Total (Weighted Avg.)	$0.00000

B.	Information Regarding the Performance of the Trust.

	1.	Allocation of Principal Receivables.

		The aggregate amount of Allocations of Principal Receivables processed during the Monthly Period which were allocated in respect of the Certificates
				Class A	$73,889,932.66
				Class B	$6,652,677.51
				CIA Inv. Amt.	$8,396,583.25

				Total	$88,939,193.42

	2.	Allocation of Finance Charge Receivables

		(a1)	The aggregate amount of Allocations of Finance Charge Receivables processed during the Monthly Period which were allocated in respect of the Certificates
				Class A	$5,882,445.86
				Class B	$529,625.82
				CIA Inv. Amt.	$668,459.73

				Total	$7,080,531.41

		(b1)	Principal Funding Investment Proceeds (to Class A)		$0.00
		(b2)	Withdrawals from Reserve Account (to Class A)		$0.00

			Class A Available Funds		$5,882,445.86

		(c1)	Principal Funding Investment Proceeds (to Class B)		$0.00
		(c2)	Withdrawals from Reserve Account (to Class B)		$0.00
			Class B Available Funds		$529,625.82

		(d1)	Principal Funding Investment Proceeds (to CIA)		$0.00
		(d2)	Withdrawals from Reserve Account (to CIA)		$0.00
			CIA Available Funds		$668,459.73

MONTHLY CERTIFICATEHOLDERS’ STATEMENT	Series 1996-4

3.	Principal Receivable / Investor Percentages

	(a)	The aggregate amount of Principal Receivables in the Trust as of 10/31/03		$43,125,173,156.01

	(b)	Invested Amount as of 10/31/03 (Adjusted Class A Invested Amount during Accumulation Period)
			Class A	$500,000,000.00
			Class B	$45,180,000.00
			CIA Inv. Amt.	$57,230,000.00

			Total	$602,410,000.00

	(c)	The Floating Allocation Percentage:
			Class A	1.144%
			Class B	0.103%
			CIA Inv. Amt.	0.130%

			Total	1.377%

	(d)	During the Accumulation Period: The Invested Amount as of (the last day of the Revolving Period)
			Class A	$0.00
			Class B	$0.00
			CIA Inv. Amt.	$0.00

			Total	$0.00

	(e)	The Fixed/Floating Allocation Percentage:
			Class A	1.144%
			Class B	0.103%
			CIA Inv. Amt.	0.130%

			Total	1.377%

MONTHLY CERTIFICATEHOLDERS’ STATEMENT	Series 1996-4

4.	Delinquent Balances.

	The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period

	(a)		30 - 59 days		$591,827,523.07
	(b)		60 - 89 days		$424,591,130.95
	(c)		90 - 119 days		$348,767,054.35
	(d)		120 - 149 days		$292,670,216.29
	(e)		150 - 179 days		$255,778,203.43
	(f)		180 or more days		$0.00
				Total	$1,913,634,128.09

5.	Monthly Investor Default Amount.

	(a	)	The aggregate amount of all defaulted Principal Receivables written off as uncollectible during the Monthly Period allocable to the Invested Amount (the aggregate “Investor Default Amount”)
				Class A	$2,511,903.62
				Class B	$226,159.16
				CIA Inv. Amt.	$285,443.60

				Total	$3,023,506.38

6.	Investor Charge-Offs & Reimbursements of Charge-Offs.

	(a	)	The aggregate amount of Class A Investor Charge-Offs and the reductions in the Class B Invested Amount and the CIA Inv. Amt.
				Class A	$0.00
				Class B	$0.00
				CIA Inv. Amt.	$0.00

				Total	$0.00

	(b	)	The amounts set forth in paragraph 6(a) above, per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Certificateholder’s investment)
				Class A	$0.00
				Class B	$0.00
				CIA Inv. Amt.	$0.00

				Total	$0.00

MONTHLY CERTIFICATEHOLDERS’ STATEMENT	Series 1996-4

	(c)	The aggregate amount of Class A Investor Charge-Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the CIA Inv. Amt.

			Class A	$0.00
			Class B	$0.00
			CIA Inv. Amt.	$0.00

			Total	$0.00

	(d)	The amounts set forth in paragraph 6(c) above, per $1,000 interest (which will have the effect of increasing, pro rata, the amount of each Certificateholder’s investment)

			Class A	$0.00
			Class B	$0.00
			CIA Inv. Amt.	$0.00

			Total	$0.00

7.	Investor Servicing Fee
	(a)	The amount of the Investor Monthly Servicing Fee payable by the Trust to the Servicer for the Monthly Period

			Class A	$625,000.00
			Class B	$56,475.00
			CIA Inv. Amt.	$71,537.50

			Total	$753,012.50

8.	Reallocated Principal Collections
		The amount of Reallocated CIA Inv. Amt. and Class B Principal Collections applied in respect of Interest Shortfalls, Investor Default Amounts or Investor Charge-Offs for the prior month.

			Class B	$0.00
			CIA Inv. Amt.	$0.00

			Total	$0.00

9.	CIA Invested Amount
	(a)	The amount of the CIA Invested Amount as of the close of business on the related Distribution Date after giving effect to withdrawals, deposits and payments to be made in respect of the preceding month		$57,230,000.00

MONTHLY CERTIFICATEHOLDERS’ STATEMENT	Series 1996-4

		(b)	The Required CIA Invested Amount as of the close of business on the related Distribution Date after giving effect to withdrawals, deposits and payments to be made in respect of the preceding month		$57,230,000.00

	10.	The Pool Factor
			The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period, inclusive of any principal payments to be made on the related Distribution Date, to the amount of the Investor Interest as of the Closing Date). The amount of a Certificateholder’s pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder’s Certificate by the Pool Factor

				Class A	1.00000000
				Class B	1.00000000
				Total	1.00000000

	11.	The Portfolio Yield
			The Portfolio Yield for the related Monthly Period		7.82%

	12.	The Base Rate
			The Base Rate for the related Monthly Period		3.43%

C	Information Regarding the Principal Funding Account

	1.	Accumulation Period

		(a)	Accumulation Period Commencement Date		06/01/2006

		(b)	Accumulation Period Length (months)		2

		(c)	Accumulation Period Factor		6.32

		(d)	Required Accumulation Factor Number		9

		(e)	Controlled Accumulation Amount		$301,205,000.00

		(f)	Minimum Payment Rate (last 12 months)		12.44%

MONTHLY CERTIFICATEHOLDERS’ STATEMENT	Series 1996-4

	2.	Principal Funding Account

		Beginning Balance		$0.00
		Plus:	Principal Collections for related Monthly Period from Principal Account	0.00
		Plus:	Interest on Principal Funding Account Balance for related Monthly Period	0.00

		Less:	Withdrawals to Finance Charge Account	0.00
		Less:	Withdrawals to Distribution Account	0.00

		Ending Balance		0.00

	3.	Accumulation Shortfall

			The Controlled Deposit Amount for the previous Monthly Period	$0.00

		Less:	The amount deposited into the Principal Funding Account for the Previous Monthly Period	$0.00

			Accumulation Shortfall	$0.00

			Aggregate Accumulation Shortfalls	$0.00

	4.	Principal Funding Investment Shortfall

			Covered Amount	$0.00

		Less:	Principal Funding Investment Proceeds	$0.00

			Principal Funding Investment Shortfall	$0.00

D.	Information Regarding the Reserve Account

	1.	Required Reserve Account Analysis

		(a)	Required Reserve Account Amount percentage	0.00000%

		(b)	Required Reserve Account Amount ($) .5% of Invested Amount or other amount designated by Transferor)	$0.00

		(c)	Required Reserve Account Balance after effect of any transfers on the Related Transfer Date	$0.00

		(d)	Reserve Draw Amount transferred to the Finance Charge Account on the Related Transfer Date	$0.00

MONTHLY CERTIFICATEHOLDERS’ STATEMENT	Series 1996-4

2.	Reserve Account Investment Proceeds
	Reserve Account Investment Proceeds transferred to the Finance Charge Account on the Related Transfer Date	$0.00

3.	Withdrawals from the Reserve Account
	Total Withdrawals from the Reserve Account transferred to the Finance Charge Account on the related Transfer Date (1 (d) plus 2 above)	$0.00

4.	The Portfolio Adjusted Yield
	The Portfolio Adjusted Yield for the related Monthly Period	5.51%

MONTHLY CERTIFICATEHOLDERS’ STATEMENT

Signature Page

Bank One Delaware, N.A. as Servicer

By:	/s/ RANDY J. REDCAY
Randy J. Redcay First Vice President